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                                                                  EXHIBIT 21.1

                         WEATHERFORD INTERNATIONAL LTD.
                       LIST OF SUBSIDIARIES AND AFFILIATES

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NAME                                                                              JURISDICTION

315613 Alberta Ltd.                                                                  Alberta
708621 Alberta Ltd.                                                                  Alberta
721260 Alberta Ltd.                                                                  Alberta
A-1 Bit & Tool Co., B.V.                                                             Netherlands
Aim Oil Tools, Inc.                                                                  Texas
Air Drilling Services Bolivia S.R.L.                                                 Bolivia
Air Drilling Services Columbia Limited                                               Colombia
Air Drilling Services de Venezuela, C.A.                                             Venezuela
Air Drilling Services France (SARL)                                                  France
Algerian Oilfield Services S.p.A.                                                    Algeria
Alpine Oil Services (Cyprus) Ltd.                                                    Mexico
Alpine Oil Services Inc.                                                             Cyprus
Alpine Oil Services International Ltd.                                               North Dakota
Ampscot Overseas Petroleum Equipment Co., LLC                                        Barbados
Ancil S.A.I.C.                                                                       Oman
Aosi BV                                                                              Argentina
Aquatronic Limited                                                                   Netherlands
Astec Developments Limited                                                           U.K.
Bakke Oil Tools AS                                                                   U.K.
Bakke Oil Tools Middle East AS                                                       Norway
Bakke Technology AS                                                                  Norway
Baktexas                                                                             Norway
BBL Aust. Pty Ltd                                                                    Azerbajan
BBL Downhole Tools Inc.                                                              Australia
BBL Downhole Tools Limited                                                           Texas
BBL Eastern Canada Incorporated                                                      U.K.
BD Kendle Engineering Limited                                                        Alberta
Bit & Tool A-1 S.r.l.                                                                U.K.
BOSS Oilfield Services Limited                                                       Italy
Brit Bit Limited                                                                     U.K.
Calumet Petroleum Services, Inc.                                                     U.K.
Cardium International Limited                                                        Venezuela
Cardium Investments (Barbados) Limited                                               Hong Kong
Cardium Tool International Limited                                                   Barbados
Clearwater International, L.L.C.                                                     Barbados
Columbia Petroleum Services Corp.                                                    Delaware
Communication Rentals Limited                                                        Delaware
Contra-Shear Separation Technologies                                                 U.K.
CRC-Evans Automatic Welding, Inc.                                                    New Zealand
CRC-Evans Pipeline International (UK) Limited                                        Texas
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
CRC-Evans Services Limited                                                           U.K.
CTC Empresa Tecnica e Comercial de Equipamentos Ltda.                                U.K.
Dailey Asia-Pacific Pte. Ltd.                                                        Brazil
Dailey de Venezuela, S.A.                                                            Singapore
Dailey del Peru S.A.                                                                 Venezuela
Dailey Environmental Remediation Technologies, Inc.                                  Peru
Dailey IDS Limited                                                                   Texas
Dailey International Sales Corporation                                               U.K.
Dalen Drilling Services Ltd.                                                         Delaware
Design Engineering Limited                                                           Alberta
Directional Wireline Engineering Services (Nigeria) Limited                          U.K.
Downhole Technology Limited                                                          Nigeria
Drill Stem Testers, Inc.                                                             U.K.
DST, Inc.                                                                            USA
EMI-ElettroMagnetica Ispezioni Italia S.r.l.                                         USA
Energy Ventures (Cyprus) Ltd.                                                        Italy
Energy Ventures Far East Limited                                                     Cyprus
Enterra (U.K.) Limited                                                               Hong Kong
Enterra International Limited                                                        U.K.
Enterra Oilfield Rentals Limited                                                     U.K.
Enterra Patco Oilfield Products, Inc.                                                Hong Kong
Enterra Rental and Fishing Company                                                   Texas
eProduction Solutions U.K. Ltd.                                                      Delaware
eProduction Solutions, Inc.                                                          U.K.
Ercon, Inc.                                                                          Texas
European Material Inspection (EMI) B.V.                                              Delaware
EVI (Barbados), SRL                                                                  Netherlands
EVI de Venezuela, S.A.                                                               Barbados
EVI Weatherford, Inc.                                                                Venezuela
Expio Limited                                                                        Delaware
Fishing Services Limited                                                             U.K.
Gas Services International (Aust) Pty. Limited                                       U.K.
Gas Services International (S) Pte. Ltd.                                             Australia
Gas Services International (USA), Inc.                                               Singapore
Gas Services International Limited                                                   Texas
General Pipe Service Bolivia S.R.L.                                                  British Virgin Islands
General Pipe Service, Inc.                                                           Bolivia
GL/95 Servicios, C.A.                                                                Panama
Global Air Drilling Services Ltd.                                                    Venezuela
Greenspan, Inc.                                                                      Alberta
Houston Well Screen Asia Pte. Ltd.                                                   Texas
Houston Well Screen Company                                                          Singapore
Independent Integrated Services Limited                                              Texas
International Nitrogen Services Canada Ltd.                                          U.K.
International Nitrogen Services LLC                                                  Alberta
International Petroleum Equipment Limited                                            Delaware
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
International Petroleum Equipment Norge A/S                                          U.K.
International Petroleum Services, Inc.                                               Norway
J. D. Investments Bonaire N.V.                                                       Delaware
J.D.I. Tool Works B.V.                                                               Netherlands Antilles
Johnson Filtration Systems Limited                                                   Netherlands
Johnson Filtration Systems SAS                                                       Ireland
Johnson Screens (Australia) Pty Ltd                                                  France
Johnson Screens (India) Limited                                                      Australia
Johnson Screens Japan Limited                                                        India
Johnson Screens Ltda.                                                                Japan
Johnson Screens Venezuela, C.A.                                                      Brazil
Johnson Screens, Inc.                                                                Venezuela
Keltic Oil Tools Limited                                                             Delaware
Kendle Engineering (Asia) Pte. Limited                                               U.K.
Kobe International Ltd.                                                              Singapore
Kopp International Pipeline Services L.L.C.                                          Bahamas
KSP Logistics Co. Ltd.                                                               Oman
Lavarone Commercial Servicing and Liquidity Management Limited Liability             Thailand
McAllister Petroleum Services (Cyprus) Limited                                       Hungary
McMurry-Macco (UK) Limited                                                           Cyprus
Mid-Europe Supply Limited                                                            U.K.
Morrison McLean Associates Limited                                                   U.K.
Multi Operational Service Tankers Inc. (M.O.S.T.)                                    U.K.
Niagara Screen Products Limited                                                      Panama
Offshore Rentals Deutschland GmbH                                                    Ontario
Offshore Rentals Dubai LLC                                                           Germany
Offshore Rentals Limited                                                             U.A.E.
Offshore Rentals Norge A/S                                                           U.K.
Oil Field Rental Holdings Limited                                                    Norway
OilPatch Enterprises Internacional, S.A. de C.V.                                     U.K.
Oilwell Production Services Limited                                                  Mexico
OptoPlan A.S.                                                                        U.K.
Orwell Group De Venezuela C.A.                                                       Norway
Orwell Group Limited                                                                 Venezuela
PETCO Fishing & Rental Tools (UK) Ltd.                                               U.K.
Petroline Wellsystems Limited                                                        U.K.
Pipetest Service Sp.Zo.o.                                                            U.K.
Powell Engineering Company Limited                                                   Poland
Powerflo Rental (Dubai) LLC                                                          U.K.
Powerflo Rentals Limited                                                             U.A.E.
Powerflo Rentals Norge A/S                                                           U.K.
Powerflo Systems Limited                                                             Norway
PowerGEN Rentals Limited                                                             U.K.
PT AS/Johnson Screens (JV) Sdn Bhd                                                   U.K.
PT Gas Services Indonesia                                                            Brunei
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
PT Hawes Utama Indonesia                                                             Indonesia
PT Weatherford Indonesia                                                             Indonesia
PT Wira Insani                                                                       Indonesia
Pump Rentals (International) Limited                                                 Indonesia
Pyrosul International Ltd.                                                           U.K.
Quality Commissioning Limited                                                        Alberta
Quality Machining Services Limited                                                   U.K.
R.S.T. Projects Limited                                                              U.K.
Recovery Systems Limited                                                             U.K.
Robison Services, Inc.                                                               U.K.
Schoeller-Bleckmann Motovilithinskije Sucker Rod Gmbh                                California
Shengli-Highland Company Ltd.                                                        Austria
Signa Engineering Corp.                                                              China
Specialty Testing & Consulting Ltd.                                                  Texas
Stealth Oil & Gas, Inc.                                                              Alberta
Subsurface Technology AS                                                             Delaware
SubTech, LLC                                                                         Norway
Tank Rentals Limited                                                                 Delaware
Tech Line Oil Tools Inc.                                                             U.K.
Techcorp Industries International, Inc.                                              Delaware
Teco Maskinering AS                                                                  Barbados
TUBAFOR MAROC S.A.R.L.                                                               Norway
Universal Compression Holdings, Inc.                                                 Morocco
USF Johnson and Mohammed Al Barwani LLC                                              Delaware
Van der Horst U.S.A., Inc.                                                           Oman
Venstar, Inc.                                                                        Delaware
W1 General Partner, Inc.                                                             Delaware
W1 Receivables, L.P.                                                                 Delaware
Weatherford (B) Sdn. Bhd.                                                            Texas
Weatherford (Cyprus) Limited                                                         Brunei
Weatherford (Malaysia) Sdn. Bhd.                                                     Cyprus
Weatherford (Saudi Arabia) Ltd.                                                      Malaysia Jt. Venture
Weatherford (Thailand) Ltd.                                                          Saudi Arabia Jt. Venture
Weatherford Aarbakke AS                                                              Thailand
Weatherford Abu Dhabi, Ltd.                                                          Norway
Weatherford Artificial Lift Systems Canada Ltd.                                      Cayman Islands
Weatherford Artificial Lift Systems, Inc.                                            Alberta
Weatherford Asia Pacific Pte. Ltd.                                                   Delaware
Weatherford Australia Holding Pty. Limited                                           Singapore
Weatherford Australia Pty. Ltd.                                                      Australia
Weatherford Bermuda Holdings Ltd.                                                    Australia
Weatherford Canada Ltd.                                                              Bermuda
Weatherford Canada Partnership                                                       Alberta
Weatherford Colombia Ltd.                                                            Alberta
Weatherford Completion Systems (UK) Limited                                          British Virgin Islands
Weatherford Completion Systems de Venezuela, S.A.                                    U.K.
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
Weatherford de Mexico S.A. de C.V.                                                   Venezuela
Weatherford del Peru S.R.L.                                                          Mexico
Weatherford DIS Manufacturing (UK) Limited                                           Peru
Weatherford Drilling and Production Services (India) Private Limited                 U.K.
Weatherford Drilling Services, Inc.                                                  India
Weatherford East Europe Service GmbH                                                 Texas
Weatherford Ecuador S.A.                                                             Germany
Weatherford Equipment (Cyprus) Limited                                               Ecuador
Weatherford ER Acquireco Inc.                                                        Cyprus
Weatherford ER Amalco, Inc.                                                          Alberta
Weatherford Eurasia B.V.                                                             Alberta
Weatherford Eurasia Limited                                                          Netherlands
Weatherford Financing (Luxembourg) S.a.r.l.                                          U.K.
Weatherford Foreign Sales Corporation                                                Luxembourg
Weatherford France SAS                                                               Barbados
Weatherford Hoevelaken                                                               France
Weatherford Holding (Gibraltar) Limited                                              Netherlands
Weatherford Holding GmbH                                                             Gibraltar
Weatherford Industria e Comercio Ltda.                                               Germany
Weatherford International de Argentina S.A.                                          Brazil
Weatherford International, Inc.                                                      Argentina
Weatherford Investment (Gibraltar) Limited                                           Delaware
Weatherford Investment (Luxembourg) S.a.r.l.                                         Gibraltar
Weatherford Kazakhstan Limited Liability Partnership                                 Luxembourg
Weatherford Kopp GmbH                                                                Kazakhstan
Weatherford KSP Company Limited                                                      Germany
Weatherford Latin America, Inc.                                                      Thailand
Weatherford Latin America, S.A.                                                      Panama
Weatherford Limited Partner, L.L.C.                                                  Venezuela
Weatherford Luxembourg S.a.r.l.                                                      Delaware
Weatherford Management, Inc.                                                         Luxembourg
Weatherford Mediterranea S.p.A.                                                      Delaware
Weatherford New Zealand Limited                                                      Italy
Weatherford Nigeria Limited                                                          New Zealand
Weatherford Norge A/S                                                                Nigeria
Weatherford Oil Tool GesmbH                                                          Norway
Weatherford Oil Tool GmbH                                                            Austria
Weatherford Oil Tool Middle East Ltd.                                                Germany
Weatherford Oil Tool Nederland B.V.                                                  British Virgin Islands
Weatherford Oilfield Equipment (Shanghai) Co., Ltd.                                  Netherlands
Weatherford Overseas Products, Ltd.                                                  China
Weatherford Overseas Services, Ltd.                                                  Cayman Islands
Weatherford Receivables, LLC                                                         Cayman Islands
Weatherford Services, Ltd.                                                           Delaware
Weatherford Services, S.A.                                                           Bermuda
Weatherford Shanghai Investment Co.                                                  Panama
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
Weatherford Solutions Sdn. Bhd.                                                      Delaware
Weatherford Subtech Nigeria Limited                                                  Malaysia
Weatherford Technical Services Limited                                               Nigeria
Weatherford Trinidad Limited                                                         British Virgin Islands
Weatherford U.K. Limited                                                             Trinidad
Weatherford U.S. Holdings, L.L.C.                                                    U.K.
Weatherford U.S., L.P.                                                               Delaware
Weatherford/Al-Rushaid Co. Ltd.                                                      Louisiana
Weatherford/Bin Hamoodah                                                             Saudi Arabia Jt. Venture
Weatherford/Lamb, Inc.                                                               Abu Dhabi Jt. Venture
Wellserv Limited                                                                     Delaware
West Coast International Oilfield Rentals, B.V.                                      U.K.
WEUS Holding, Inc.                                                                   Netherlands
WI Products & Equipment, Inc.                                                        Delaware
WII Rental Company                                                                   Cayman Islands
WUS Holding, L.L.C.                                                                  Delaware
                                                                                     Delaware
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